PREMIER VARIABLE UNIVERSAL LIFE III(PVUL 3)

Flexible Premium Variable Universal Life Insurance Policy
issued by: Midland National Life Insurance Company
through the Midland National Life Separate Account A

Supplement dated November 18, 2009
to Prospectuses Dated May 1, 2009

This supplement will alter the prospectuses listed above in the following manner:

On page two of the prospectus the following portfolio name changed effective October 6, 2009.

Premier VIT NACM Small Cap Portfolio changed to Premier VIT NACM Small Cap Portfolio Class I

Under “SEPARATE ACCOUNT INVESTMENT CHOICES” subsection “Investment Policies Of The Portfolios” the following name changed effective October 6, 2009.

Premier VIT NACM Small Cap Portfolio changed to Premier VIT NACM Small Cap Portfolio Class I

A corresponding name change is hereby made throughout the prospectus.

Please retain this supplement for future reference.